--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
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IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
      BUSINESS INSURANCE GROUP     )   REPORT NUMBER 5               Page 1 of 3
                                   )          FOR THE PERIOD FROM:   01-Aug-00
                            DEBTOR )                           TO:   31-Aug-00
___________________________________)   _________________________________________
                                   )
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________)

1. Profit and Loss Statement                                   Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
        Gross Profit                                                                     ____________

        Other Operating Revenue (Specify)                                                ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopies, etc.              _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sales of Assets                      _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              Operating Report                           UST-4
--------------------------------------------------------------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                         One Month ended August 31, 2000
                        [Bankruptcy filed April 26, 2000]
                                   (unaudited)

(In thousands)
                                                                                                                     Consolidated
                                                   SNIG           BIG          SNIA          SNIS      Elimination      Total
                                                  -------       -------       -------       -------    -----------  -------------
Revenues:

Commission Income                                 $    --       $    --       $   549       $ 1,067       $    --      $ 1,616

Net investment income                                  (2)           33             2           343            --          376
                                                  -------       -------       -------       -------       -------      -------
   Total Revenues                                      (2)           33           551         1,410            --        1,992
                                                  -------       -------       -------       -------       -------      -------
Expenses:

Interest Expense                                    1,111            --            --            --            --        1,111

General and administrative
   Other                                          (13,045)[a]         1            92           (24)       13,500[a]       524
                                                  -------       -------       -------       -------       -------      -------
   Total Expenses                                 (11,934)            1            92           (24)       13,500        1,635
                                                  -------       -------       -------       -------       -------      -------

Income (loss) before income taxes and preferred
   securities dividends and accretion              11,932            32           460        (1,434)      (13,500)         358

Income tax (benefit) expense                           36            --            --            --            --           36
                                                  -------       -------       -------       -------       -------      -------
Income (loss) before preferred securities
   dividends and accretion                         11,896            32           460        (1,434)      (13,500)         322

Preferred securities dividends and accretion         (998)           --            --            --            --         (998)

Expenses not related to business operations:
   Legal and Professional Fees                        300            --            --            --            --          300
   Other non-operating expenses                        (8)           --            (8)           (5)           --          (21)
                                                  -------       -------       -------       -------       -------      -------
                                                   11,190            32           452        (1,429)      (13,500)        (397)

Equity in net income (loss) from subsidiaries      (2,509)[a]    (2,541)           --            --        14,128[a]     9,078
                                                  -------       -------       -------       -------       -------      -------
   Net (Loss) Income                              $ 8,681       $(2,509)      $   452       $(1,429)      $   628      $ 8,681
                                                  =======       =======       =======       =======       =======      =======

(a) Amount includes SNIG's write down of a $13.5 million intercompany payable to Superior Bermuda Ltd. The intercompany payable was written down due to the cancellation of the Letter of Credit securing the $13.5 million intercompany payable. Offsetting SNIG's write down of the $13.5 million intercompany payable to Superior Bermuda, Ltd. is the write off by Superior Bermuda Ltd. of its $13.5 million intercompany receivable from SNIG.

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.5
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Recievable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Recievable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

4.    Tax Liability:

                    Gross Payroll Expense For Period                          $0
                    Gross Sales for Period Subject to Sales tax               $0

                                         -----------------------------------------------------------------
                                                                                   Post Petition Taxes
                                             Date Paid            Amount Paid *         Still Owing
                                         -----------------------------------------------------------------
Federal Payroll and Withholding Taxes            N/A                  $0             N/A
State Payroll and Withholding Taxes              N/A                  $0             N/A
State Sales and Use Tax                          N/A                  $0             N/A
Real Property Taxes                              N/A                  $0             N/A
                                         -----------------------------------------------------------------

                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Recievable
As of August 31, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               4,005,021                 18,585                    --            2,353,468
Overdue  31-60 days                                    690,779                 75,000                    --            1,465,087
Overdue  61-90 days                                  1,321,156                 10,000                    --              934,609
Overdue  91-120 days                                 1,114,705                 40,000                     1                1,433
Overdue  121+ days                                          --                 66,255                    --            8,076,945
                                               --------------------------------------      -------------------------------------
Total                                               $7,131,660            $   209,839[A]         $        1          $12,831,542
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                 20,154                    --                   --
Overdue  31-60 days                                         --                 23,985                    --                   --
Overdue  61-90 days                                     16,227                 98,812                    --                   --
Overdue  91-120 days                                       215                 29,524                    --                    1
Overdue  121+ days                                          --                601,432                    --           14,963,853
                                               --------------------------------------      -------------------------------------
Total                                               $   16,442            $   773,907            $       --          $14,963,854
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               5,202,866              1,721,629               292,809                   --
Overdue  31-60 days                                 10,628,515              1,756,918               100,259                   --
Overdue  61-90 days                                  5,520,028              1,077,175                    --              201,832
Overdue  91-120 days                                 7,735,107              1,073,212                    --              127,737
Overdue  121+ days                                           0              6,677,346                    --              328,055
                                               --------------------------------------      -------------------------------------
Total                                              $29,086,516            $12,306,281            $  393,067          $   657,624
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,836,467              1,489,499             1,437,005                   --
Overdue  31-60 days                                     61,702              1,727,439               894,505                   --
Overdue  61-90 days                                     83,644              1,466,794               933,167                   --
Overdue  91-120 days                                    57,998              1,452,989               127,737                   --
Overdue  121+ days                                          --              8,842,293                    --               98,383
                                               --------------------------------------      -------------------------------------
Total                                               $2,039,812            $14,979,014            $3,392,415          $    98,383
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                              11,044,354              3,249,867             1,729,813            2,353,468
Overdue  31-60 days                                 11,380,996              3,583,342               994,764            1,465,087
Overdue  61-90 days                                  6,941,055              2,652,781               933,167            1,136,441
Overdue  91-120 days                                 8,908,025              2,595,725               127,739              129,172
Overdue  121+ days                                           0             16,187,326                    --           23,467,236
                                               --------------------------------------      -------------------------------------
Total                                              $38,274,430            $28,269,041            $3,785,483          $28,551,403
                                               --------------------------------------      -------------------------------------

[A] Amounts in accounts payable in prior month reports reflected interest due and accrued on bank loan and Trust Preferred Securities. This month and future months will not reflect interest due and accrued on loans.

SCHEDULE C
AUGUST 31, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc. / Fleet Capital
  Leasing                                  Monthly       $235,337.00                09/01/2000                   1      $ 235,337.00
Citizens Leasing Corporation               Monthly       See BIG's schedule for details
Dell Financial Services                    Monthly       $  8,931.85                09/20/2000                   1      $   7,475.96
IKON Office Solutions, Inc. / IOS Capital  Monthly       $  1,395.65            9/23/00, 9/15/00                 1      $   1,395.65
Neopost                                    Monthly       $    858.80           8/29/2000, 9/10/00               None    $         --
Neopost                                   Quarterly      $    164.82               09/24/2000                   None    $         --
Pitney Bowes Credit Corp.                  Monthly       $  4,810.67       9/10/00, 9/20/00, 9/1/00              1      $   2,926.75
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15           12/10/00, 11/10/00                1      $   4,640.20
Sharp Electronics Credit Co.               Monthly       $    699.04                09/01/2000                  None    $         --
Stringer business Systems Inc.             Monthly       $  2,108.99*               09/01/2000                   1      $   2,072.23
                                                                           9/24/00, 9/6/00, 9/11/00
Toshiba America Information Sys.           Monthly       $  8,170.39            9/1/00, 9/18/00                  1      $   8,170.39
Kilroy Realty Corp.                        Monthly       $153,583.82                09/01/2000                  None    $         --
Tiger Ventura County /
  c/o Sares-Regis Group                    Monthly       $ 16,795.17                09/01/2000                  None    $         --
Equity Office Properties (Chicago, IL)     Monthly       $ 20,026.42                09/01/2000                  None    $         --
Bemiston Tower, Inc. / PM Realty Advisor   Monthly       $  5,343.67                09/01/2000                  None    $         --
Trizec Kahn Properties                     Monthly       $226,076.40                09/01/2000                  None    $         --
Bettman Real Estate Management             Monthly       $  1,932.33                 09/01/00                See Note A
MCLT LDB-7 Landmark Square                 Monthly       $  1,024.85                09/01/2000                  None    $         --
Insignia ESG Inc. - Biltmore Co.           Monthly       $ 12,437.51                09/01/2000                  None    $         --
Equity Office Properties (Texas)           Monthly       $  3,942.39                09/01/2000                  None    $         --

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month:

Note A: Amount of payments not made are unknown at this time based on information provided by the Conserved Companies. It is currently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $206,798.28               09/01/2000                   1        $206,798.28
Dell Financial Services                   Monthly        $ 52,321.29               09/15/2000                   1        $ 27,223.70
Principal Management Corporation /
 GCI CAPITAL, INC.                        Monthly        $ 30,827.28               09/01/2000                   1        $ 30,827.28
Mack Cali Realty / 500 Columbia Tpk
 Assoc., LLC                              Monthly        $  9,245.77               09/01/2000                  None      $        --
Transwestern CG Partner LLP / c/o
 Transwestern Property Co.                Monthly        $  5,908.75               09/01/2000                  None      $        --
SP Environmental Systems / Union Pacific
 Railroad Co.                             Monthly        $ 12,465.16               09/01/2000                  None      $        --
Kaiser-Francis Oil Company / c/o
 Realty Operating Company                 Monthly        $  3,778.00               09/01/2000                  None      $        --
Zodiac Development                        Monthly        $  9,454.31               09/01/2000                  None      $        --
Koger Realty Services Inc.
 (Brentwood, TN)                          Monthly        $  2,418.60               09/01/2000              See Note A
Koger Realty Services Inc.
 (San Diego, CA)                          Monthly        $ 26,600.89               09/01/2000                  None      $        --
Prospect Park 29 NTL Income Realty /
 c/o PCS Realty Advisors                  Monthly        $ 65,255.36               09/01/2000                  None      $        --
Colonial Property Trust                   Monthly        $  5,433.98               09/01/2000              See Note A    $
Fults Realty Corporation                  Monthly        $ 15,362.95               09/01/2000              See Note A    $
Woodland III Holding, LLC / c/o
 Wasatch Property Management              Monthly        $ 12,940.15               09/01/2000              See Note A    $

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Note A: Amount of payments not made are unknown at this time based on information provided by the Conserved Companies. It is currently being researched.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 5
Insurance Coverage - 5
As of August 31, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-Aug-00
Colorado       Pinnacol Assurance       Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-Aug-00
Florida        Florida W/C Joint
                Underwriting
                Association, Inc.       Di Buduo & De Fendis Insurance Group     Statutory   09-Jun-01      31-Aug-00
Georgia        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
Illinois       Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
Indiana        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   13-Jul-01      13-Jul-01
Kansas         Travelers Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   11-Aug-01      31-Aug-00
Louisiana      Louisiana W/C
                Corporation             Di Buduo & De Fendis Insurance Group     Statutory   31-May-01      31-Aug-00
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Aug-00
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Aug-00
New Mexico     New Mexico Mutual
                Casualty Company        Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      31-Aug-00
New York       The State Insurance Fund
                (N.Y.)                  Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      01-Jul-01
Oregon         Liberty Northwest
                Insurance Corporation   Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      31-Aug-00
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Tennessee      The Cincinnati
                Insurance Companies     Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Aug-00
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis Insurance Group     Statutory   18-Jul-01      01-Jun-01
Utah           Workers' Compensation
                Fund of Utah            Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Wisconsin      Tri-State Insurance
                Company of Minnesota    Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01


Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

August 31, 2000                                                       Schedule E

                                                                                                         Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurrence   11/01/2000    10/01/2000
                                                                               $2 million aggregate        Renewed on 11/1/00 thru
                                                                                                            11/1/01
                                               Advertising Injury              $1 million
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                      $1 million                   11/01/2000    10/01/2000
                                               Medical                        $5,000                       Renewed on 11/1/00 thru
                                                                                                            11/1/01
                                               Uninsured Motorist             $500,000
                                               Physical Damage                Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                       $5,000,000                   05/01/2003    05/01/2003
                                               Lloyd's of London              $5,000,000 xs $5,000,000
                                               Gulf Insurance Company         $10,000,000 xs $10,000,000
                                               Executive Risk Indemnity       $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity         $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability     $1 million per loss          12/10/2000    12/10/2000
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability             $5 million per loss          12/10/2000    12/10/2000
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella             $20 million per occurrence   11/01/2000    10/01/2000
                                                                              $20 million aggregate        Renewed on 11/1/00 thru
                                                                                                            11/1/01

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                $10 million per occurrence   11/01/2000    10/01/2000
                                                                              $10 million aggregate        Renewed on 11/1/00 thru
                                                                                                            11/1/01

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition         $10 million per occurrence   01/22/2001    01/22/2001
                                                                              $10 million aggregate
                                                                              *$25,000 deductible,
                                                                              minimum and 5% of total
                                                                              insurable property

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition Excess  $10 million                  01/22/2001    01/22/2001

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)   $1 million to $3 million     01/15/2001    01/15/2001
                                                                              (depends on rank of
                                                                              officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/2004    12/10/2004
                                              BIG companies only/acts b/f     & in the aggregate
                                              12/10/99
                                              *$500,000 deductible

SNIG only                 DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/2000    12/10/2000
                                              SNIG companies only/acts b/f    & in the aggregate
                                              12/10/99

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 5
--------------------------------------------------------------------------------

                                                                     Page 3 of 3

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Please See Attached Schedule F

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    06/30/2000     $660.00            $250.00        08/01/2000          $250.00   103                $0.00

----------------------------------------------------------------------------------------------------------------

I, Alex Corbet, Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 12/1/00           Signed: /s/ Alex Corbett
       -------                   -------------------------

SCHEDULE F
AUGUST 31, 2000

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total*
----------------------------------------------------------------------------------------------------------------------
Quinn Emanuel Urquhart Oliver & Hedges LLP      Special Litigation Counsel                              $670,119
Riordan & McKenzie                              Corporate Counsel                                       $ 60,602      See Note A
Christopher Maisel                              Access Facilitator                                      $381,937
Paul, Weiss, Rifkind, Wharton & Garrison                                                                $ 62,562
Tillinghast-Towers, Perrin                      Actuaries                                               $ 32,261
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $224,351

----------------------------------------------------------------------------------------------------------------------

* Unpaid amount is through 9/30/00, with the exception of Quinn Emanuel which is through 10/31/00.
Note A - Fees have been paid through retainer, but have not been approved by the Bankruptcy Court.